Exhibit 99.1

Frontdoor, Inc. Launches $1.47 Billion Credit Facility to Fund Acquisition of 2-10 Home Buyers Warranty and Refinance Debt

Company Has Obtained State of California Regulatory Approval

2-10 Acquisition Expected to Close in Mid-December

MEMPHIS, TENN. — December 5, 2024 — Frontdoor, Inc. (NASDAQ: FTDR), the nation’s leading provider of home warranties, today announced it has launched the syndication of a new $1.47 billion credit facility to fund the acquisition of 2-10 Home Buyers Warranty and to refinance the company’s existing credit facilities.

The $1.47 billion credit facility is expected to be comprised of a $418 million Term Loan A, an $800 million Term Loan B, and a $250 million revolving credit facility.

“We are nearly there on completing the acquisition and we are even more excited now about what 2-10 can do for our company,” said Bill Cobb, Frontdoor, Inc.’s Chairman & Chief Executive Officer. “We are taking advantage of the strong debt capital market to opportunistically refinance our existing credit facilities as well as finance the 2-10 acquisition. This transaction also extends our debt maturities and provides the financing for potential future share repurchases.”

The company also announced that the State of California has approved the acquisition and expects to close the 2-10 acquisition in mid-December 2024, subject to satisfaction of remaining closing conditions.

There can be no assurances that the company will be successful in its debt marketing efforts. Closing of the credit facilities, which is anticipated to occur in mid-December 2024, is subject to market conditions, as well as the negotiation and execution of definitive documents and the satisfaction of customary closing conditions under the credit facilities, including the concurrent closing of the 2-10 acquisition.

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About Frontdoor, Inc.

Frontdoor is reimagining how homeowners maintain and repair their most valuable asset – their home. As the parent company of two leading brands, we bring over 50 years of experience in providing our members with comprehensive options to protect their homes from costly and unexpected breakdowns through our extensive network of pre-qualified professional contractors. American Home Shield, the category leader in home warranties with approximately two million members, gives homeowners budget protection and convenience, covering up to 23 essential home systems and appliances. Frontdoor is a cutting edge, one-stop app for home repair and maintenance. The app empowers homeowners by connecting them in real time through video chat with pre-qualified experts to diagnose and solve their problems. The Frontdoor app also offers homeowners a range of other benefits including DIY tips, discounts and more. For more information about American Home Shield and Frontdoor, please visit frontdoorhome.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, projected future performance and any statements about Frontdoor’s plans, strategies and prospects as well as statements with respect to the proposed acquisition of 2-10 Home Buyers Warranty (the “Acquisition”), the Acquisition’s effect on our business and timing of such effects, and the expected timing of closing. Forward-looking statements can be identified by the use of forward-looking terms such as “believe,” “expect,” “estimate,” “could,” “should,” “intend,” “may,” “plan,” “seek,” “anticipate,” “project,” “will,” “shall,” “would,” “aim,” or other comparable terms. These forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Such risks and uncertainties include, but are not limited to: risks related to the Acquisition, including risks that we may not complete the Acquisition or that the Acquisition may not achieve its intended results; changes in macroeconomic conditions, including inflation, tariffs and global supply chain challenges, especially as they may affect existing home sales, interest rates, consumer confidence or labor availability; the success of our business strategies; the ability of our marketing efforts to be successful or cost-effective; our dependence on our real estate and direct-to-consumer customer acquisition channels and our renewal channel; changes in the source and intensity of competition in our market; our ability to attract, retain and maintain positive relations with third-party contractors and vendors; increases in parts, appliance and home system prices, and other operating costs; our ability to attract and retain qualified key employees and labor availability in our customer service operations; our dependence on third-party vendors, including business process outsourcers, and third-party component suppliers; cybersecurity breaches, disruptions or failures in our technology systems; our ability to protect the security of personal information about our customers; lawsuits, enforcement actions and other claims by third parties or governmental authorities; evolving corporate governance and disclosure regulations and expectations related to environmental, social and governance matters; physical effects of climate change, including adverse weather conditions and Acts of God, along with the increased focus on sustainability; increases in tariffs or changes to import/export regulations; our ability to protect our intellectual property and other material proprietary rights; negative reputational and financial impacts resulting from acquisitions or strategic transactions; requirement to recognize impairment charges; third-party use of our trademarks as search engine keywords to direct our potential customers to their own websites; inappropriate use of social media by us or other parties to harm our reputation; special risks applicable to operations outside the United States by us or our business process outsource providers; a return on investment in our common stock is dependent on appreciation in the price; restrictions in our certificate of incorporation related to an acquisition of us or to our lawsuits against us or our directors or officers; the effects of our significant indebtedness; increases in interest rates increasing the cost of servicing our indebtedness; increased borrowing costs due to lowering or withdrawal of the credit ratings, outlook or watch assigned to us, our credit facilities; and our ability to generate significant cash needed to fund our operations and service our debt. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this news release. For a discussion of other important factors that could cause Frontdoor’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this document, refer to the risks and uncertainties detailed from time to time in Frontdoor’s periodic reports filed with the SEC, including the disclosure contained in Item 1A. Risk Factors in our 2023 Annual Report on Form 10-K filed with the SEC, as such factors may be updated from time to time in Frontdoor’s periodic filings with the SEC, including Part II, Item 1A. Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Except as required by law, Frontdoor does not undertake any obligation to update or revise the forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review Frontdoor’s filings with the SEC, which are available from the SEC’s EDGAR database at sec.gov, and via Frontdoor’s website at frontdoorhome.com.

Investor Relations

Matt Davis

901-701-5199

IR@frontdoorhome.com

Source: Frontdoor, Inc.